UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     027455               58-2422929
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

On September 13, 2004, AirGate PCS, Inc. ("AirGate"), a PCS Affiliate of Sprint, entered into an addendum to its Sprint Management and Services Agreements (the "Addendum") regarding back office billing and service charges, new customer activation fees and roaming rates, providing immediate substantial savings to AirGate's cost structure. The new fees will be effective August 1, 2004, through December 31, 2006. AirGate also executed a Settlement Agreement and Mutual Release (the "Settlement Agreement") with Sprint on September 13, 2004, which will result in the settlement of various financial and contractual disputes between AirGate and Sprint, including all previously disputed charges. The foregoing description of the transactions between AirGate and Sprint is qualified in its entirety by reference to the terms of the Addendum and the Settlement Agreement which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

On September 14, 2004, AirGate issued a Press Release announcing the completion of the transactions with Sprint. A copy of that Press Release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

  10.1 Addendum VII to Sprint PCS Management Agreement and Sprint PCS Services Agreement, dated as of September 10, 2004

  10.2 Settlement Agreement and Mutual Release, by and among Spring Spectrum L.P., Sprint Communications Company L.P., WirelessCo, L.P., AirGate PCS, Inc., AGW Leasing Company, Inc., AirGate Network Services, LLC and AirGate Service Company, Inc., dated as of September 10, 2004

  99.1    Press Release, dated September 14, 2004


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AIRGATE PCS, INC.



Date: September 14, 2004                  By: /s/ Roy E. Hadley
                                                  Roy E. Hadley
                                              Vice President, Secretary and
                                              General Counsel